MERRILL LYNCH
GLOBAL UTILITY
FUND, INC.






FUND LOGO






Annual Report

November 30, 1995




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Utility Fund, Inc.
Box 9011
Princeton, NJ
08543-9011






MERRILL LYNCH GLOBAL UTILITY FUND, INC.



Officers and
Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Chase Manhattan Bank, N. A.
4 MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863





DEAR SHAREHOLDER

The pace of US economic activity apparently changed once again during the quarter ended November 30, 1995. During the summer months, there was strong evidence of a slowing economy, a trend that was reversed during the third calendar quarter of 1995, when gross domestic product growth rebounded to a 4.2% pace. However, recent economic releases suggest that this rate of expansion has not been sustained.

A number of key measures of economic growth indicate that the economy is losing momentum. Retail sales for November were soft, reflecting continued caution on the part of debt-burdened consumers. Home sales and housing starts both declined in October, despite lower mortgage rates. At the same time, there has been an increase in initial unemployment claims, along with weak job and income growth. In response to this slowing in the economy, inflationary pressures continue to be subdued. As a result of these trends, long-term interest rates have fallen, bond prices have risen, and the US stock market reached a new all-time high.

The strong stock and bond market rallies suggest that investors are not only anticipating that a lackluster economy will lead the Federal Reserve Board to resume its easing of monetary policy, but also that the Clinton Administration and Congress will reach an agreement in their current Federal budget deliberations. While the probable direction of economic activity will continue to be the primary focus of investors in the weeks ahead, a credible plan for reducing the Federal budget deficit will also be an important factor in the investment outlook.

Portfolio Matters
For the quarter ended November 30, 1995, Merrill Lynch Global Utility Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +4.19%, +3.92%, +3.92% and +4.10%, respectively. Fund performance was enhanced by the portfolio's overweighting in US-based utility stocks. World utilities' performance, as measured by the unmanaged Financial Times/Standard & Poor's--Actuaries World Utility Index, shows that for the three-month period ended November 30, 1995, utility stocks worldwide gained 5.16% as compared to a 0.20% decline for utility stocks outside of the United States and an increase of 10.79% for US utility stocks.

Several factors contributed to the strong performance of the domestic US utility sector. First, declining long-term interest rates enhanced the attractiveness of the dividend yields available from the domestic utility sector, in particular electric utility issues. Second, an acceleration in the estimates for the earnings growth rates of the telephone stocks, together with AT&T Corp.'s restructuring announcement, resulted in higher values for the domestic telephone group. Third, the onset of colder weather, along with the realization that gas inventory levels were below normal, resulted in investors taking greater interest in gas utility stocks late in the quarter.

In the Fund's US holdings, we made two new purchases, added to one existing holding, eliminated two holdings and reduced weightings in six other companies during the November quarter. We purchased AT&T Corp. when we believed the stock became undervalued relative to the seven "Baby Bells." AT&T's fundamental outlook improved when the company announced its plans to increase cost-cutting and re-evaluate its poor-performing computer division. We invested in Pacific Gas & Electric Co. as the stock came under pressure related to upcoming regulatory developments. While the California regulatory environment is always difficult to predict, we have found that most investors tend to overreact to negative regulatory news as we have discussed in past shareholder reports. In the heavily regulated utility group, favorable buying opportunities are often found during periods of increased regulatory uncertainty.

We reduced our positions in six domestic utility stocks, including Duke Power Co., BellSouth Corp., Houston Industries, Inc. and Ameritech Corp., as a result of price appreciation. We reduced our holding in PECO Energy Co. since we believed that the company will continue to seek out a merger candidate following rejection of its proposal to acquire Pennsylvania Power & Light. While we have confidence that the management team at PECO will not put shareholder money at risk in its quest for an acquisition, we do believe that this uncertainty will overhang the price performance of the stock over the near term. We reduced our position in NICOR Inc., an Illinois-based gas distribution company, as a result of a large capital spending program which we expect to hurt earnings growth in the near term. The two positions eliminated during the quarter were the Texas-based electric utility company, Central & SouthWest Corp., and US West Media Group, Inc. whose shares were issued to holders of US West Communications Inc. We no longer found the fundamental outlook for either company to be favorable.

In the international portion of the portfolio, which accounts for approximately 47% of the Fund's net assets, we reduced our weighting in Canada, eliminated our holding in Brazil, purchased two new securities, and modestly reduced our holdings in four other securities. The two new additions to the Fund's portfolio during the November quarter were London Electricity PLC and PT Telekomunikasi Indonesia. London Electricity's core businesses are the distribution and supply of electricity to commercial, domestic and industrial customers primarily within the London area. PT Telekom provides local and domestic long distance services through
2.76 million telephone lines in Indonesia. We purchased the stock on the initial public offering, with the selling shareholder being the Indonesian government. We also increased our investment in Telefonica de Espana S.A. on a stock offering by the Spanish government.

Concerns over the Canadian economy and political environment resulted in the reduction of our two Canadian gas holdings, Transcanada Pipeline Co. Ltd. and Westcoast Energy Inc., as well as a Canadian telephone company, BC Telecom, Inc. The elimination of the Brazilian electric utility company, Companhia Energetica de Minas Gerais (CEMIG), resulted from the company's need for rate relief and the sensitive political questions that surrounded its likelihood. Since the time of our sale, CEMIG was granted a tariff increase, but the company's stock price has dropped below our selling price. Finally, we reduced our holdings in Tele Danmark A/S, Compagnie Generale des Eaux, Telecom Italia S.p.A. and Telefonos de Mexico, S.A. de C.V. to adjust portfolio weightings as a result of price movements.

Fiscal Year in Review
The primary investment objective of Merrill Lynch Global Utility Fund, Inc. is to seek both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by both domestic and foreign companies that are primarily engaged in the utility industry. To benchmark its performance, we use the Financial Times/Standard & Poor's--Actuaries World Utility Index. For the 12-month period ended November 30, 1995, the best-performing region in the world was North America. The World Index, excluding the performance of the US utility market, rose only 4.19% compared to a gain of 17.24% when the US utility market was included. Merrill Lynch Global Utility Fund, Inc.'s Class A, Class B, Class C and Class D Shares' total returns of +16.34%, +15.38%, +15.38% and +16.21%, respectively, for the year ended November 30, 1995, underperformed the Financial Times/Standard & Poor's--Actuaries World Utility Index. The primary reason for the modest underperformance was the almost 7% of net assets invested in three Latin American emerging markets that are currently not included in the Index. The crisis in the Mexican equity market early in the Fund's fiscal year continued to put pressure on other emerging stock markets in the region. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 4--8 of this report to shareholders.)

During the Fund's fiscal year, we continued to seek new utility investments that offer sound fundamentals and attractive valuations. With domestic long-term interest rates declining throughout the fiscal year, the United States was one of the most attractive utility markets for investment in spite of continued momentum toward greater competition in the sector.

In Conclusion
Forecasters are looking for interest rates to decline in most Group of Seven countries and other countries in 1996. Furthermore, long-term interest rates in the United States are also expected to decline further over the near term, which would clearly help the overall performance of the utility sector. In addition, as new issues are brought to the market in this sector, new opportunities may also develop. These above-noted developments, should they occur, may also provide further improvement in performance of foreign utilities in the coming fiscal year.

We thank you for your investment in Merrill Lynch Global Utility
Fund, Inc., and we look forward to discussing our investment strategy and outlook with you in future shareholder reports.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager

January 2, 1996






PERFORMANCE DATA


About Fund
Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs and the "Performance Summary" and "Recent Performance Results" tables on pages 5--8. Data for Class A and Class B Shares are presented in the "Average Annual Total Return" table on pages 6 and 7. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 7.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended November 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                                                    12 Month    3 Month
                                                 11/30/95   8/31/95    11/30/94     % Change    % Change
Class A Shares                                    $13.52     $13.10     $12.08       +11.92%      +3.21%
Class B Shares                                     13.47      13.06      12.04       +11.88       +3.14
Class C Shares                                     13.46      13.05      12.05       +11.70       +3.14
Class D Shares                                     13.55      13.13      12.09       +12.08       +3.20
Class A Shares--Total Return                                                         +16.34(1)    +4.19(2)
Class B Shares--Total Return                                                         +15.38(3)    +3.92(4)
Class C Shares--Total Return                                                         +15.38(5)    +3.92(4)
Class D Shares--Total Return                                                         +16.21(6)    +4.10(7)


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.491 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.128 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.391 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.101 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.409 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.460 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.117 per share ordinary income dividends.

Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Fianncial Times/Standard & Poor's--Actuaries World Index and Financial times/Standard & Poor's--Actuaries World Utility Index. Beginning and ending values are:


                                     12/28/90**       11/95

ML Global Utiltiy Fund, Inc.++
--Class A Shares*                     $ 9,600        $15,780

ML Global Utiltiy Fund, Inc.++
--Class B Shares*                     $10,000        $15,820

Financial Times/Standard &
Poor's--Actuaries World Index++++     $10,000        $16,967

Financial Times/Standard &
Poor's--Actuaries World Utiltiy
Index++++++                           $10,000        $16,967




A line graph depicting growth of an investment in the Fund's Class C shares and Class D Shares compared to growth of an investment in the Financial Times/Standard & Poor's--Actuaries World Index and
Financial Times/Standard & Poor's--Actuaries World Utility Index.
Beginning and ending values are:


                                     10/21/94**       11/95

ML Global Utiltiy Fund, Inc.++
--Class C Shares*                     $10,000        $11,257

ML Global Utiltiy Fund, Inc.++
--Class D Shares*                     $ 9,600        $10,904

Financial Times/Standard &
Poor's--Actuaries World Index++++     $10,000        $11,195

Financial Times/Standard &
Poor's--Actuaries World Utiltiy
Index++++++                           $10,000        $11,247

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++ML Global Utility Fund, Inc. invests at least 65% of its total assets in common stocks (including preferred debt securities convertible into common stocks), preferred stocks and debt securities issued by domestic and foreign companies in the utilities industries.
  ++++This unmanaged market capitalization-weighted Index is comprised of nearly 2,200 equities from 24 countries in 12 regions, including the United States.
++++++This unmanaged market capitalization-weighted Index is comprised of utility stocks from any of the 24 countries that make up the Financial Times/Standard & Poor's Actuaries World Index.

Past performance is not predictive of future performance.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 9/30/95                        +12.10%         +7.61%
Inception (12/28/90)
through 9/30/95                           +10.72          +9.77

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/95                        +11.16%         +7.16%
Inception (12/28/90)
through 9/30/95                           + 9.86          +9.86

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




Aggregate
Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 9/30/95                           +11.41%        +10.41%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 9/30/95                           +12.18%         +7.69%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
12/28/90--12/31/90        $10.00      $10.01                --                    --             + 0.10%
1991                       10.01       10.93                --                  $0.508           +14.74
1992                       10.93       11.40              $0.012                 0.469           + 8.97
1993                       11.40       13.67               0.027                 0.424           +24.13
1994                       13.67       11.83                --                   0.480           -10.00
1/1/95--11/30/95           11.83       13.52                --                   0.366           +17.56
                                                          ------                ------
                                                    Total $0.039          Total $2.247

                                                         Cumulative total return as of 11/30/95: +64.38%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
12/28/90--12/31/90        $10.00      $10.01                --                    --             + 0.10%
1991                       10.01       10.92                --                  $0.435           +13.84
1992                       10.92       11.38              $0.012                 0.391           + 8.12
1993                       11.38       13.63               0.027                 0.337           +23.17
1994                       13.63       11.81                --                   0.379           -10.62
1/1/95--11/30/95           11.81       13.47                --                   0.290           +16.64
                                                          ------                ------
                                                    Total $0.039          Total $1.832

                                                         Cumulative total return as of 11/30/95: +58.20%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PERFORMANCE DATA (concluded)


Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94        $12.34      $11.81                --                  $0.117           - 3.35%
1/1/95--11/30/95           11.81       13.46                --                   0.292           +16.58
                                                                                ------
                                                                          Total $0.409

                                                         Cumulative total return as of 11/30/95: +12.67%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94        $12.37      $11.84                --                  $0.124           - 3.29%
1/1/95--11/30/95           11.84       13.55                --                   0.336           +17.44
                                                                                ------
                                                                          Total $0.460

                                                         Cumulative total return as of 11/30/95: +13.58%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

SCHEDULE OF INVESTMENTS                                                                                          (in US dollars)
                                        Shares                                                               Value    Percent of
COUNTRY      Industries                  Held               Common Stocks                       Cost       (Note 1a)  Net Assets
Argentina    Telecommunications        100,000     Telecom Argentina STET S.A.
                                                   (ADR) (c)                               $  3,770,294   $  4,375,000    1.0%
                                       200,000     Telefonica de Argentina S.A.
                                                   (ADR) (c)                                  4,140,594      4,900,000    1.1
                                                                                           ------------   ------------  ------
                                                                                              7,910,888      9,275,000    2.1

             Utilities--Electric         6,600   ++Central Costanera S.A. (ADR) (c)             158,400        196,763    0.1

                                                   Total Common Stocks in Argentina           8,069,288      9,471,763    2.2


Australia    Utilities--Gas          2,000,000     The Australian Gas & Light Co., Ltd.       5,280,752      7,017,428    1.6

                                                   Total Common Stocks in Australia           5,280,752      7,017,428    1.6


Austria      Utilities--Gas             34,850     Energie--Versorgung Niederoesterreich
                                                   AG (EVN)                                   3,050,015      4,757,410    1.1

                                                   Total Common Stocks in Austria             3,050,015      4,757,410    1.1


Canada       Telecommunications        140,000     BC Telecom, Inc.                           2,593,297      2,462,065    0.6

             Utilities--Electric       458,600     Nova Scotia Power Co.                      4,322,473      4,095,849    1.0

             Utilities--Gas            254,400     Transcanada Pipeline Co. Ltd.
                                                   (ADR) (c)                                  3,941,562      3,434,400    0.8
                                       200,000     Westcoast Energy Inc.                      3,470,767      2,950,000    0.7
                                                                                           ------------   ------------  ------
                                                                                              7,412,329      6,384,400    1.5

                                                   Total Common Stocks in Canada             14,328,099     12,942,314    3.1


Chile        Telecommunications         63,000     Compania de Telefonos de Chile
                                                   S.A. (ADR) (c)                             4,489,995      4,543,875    1.1

             Utilities--Electric        65,000     Chilgener S.A. (ADR) (c)                   1,495,000      1,527,500    0.4
                                       156,000   ++Distribuidora Chilectra
                                                   Metropolitana S.A. (ADR) (c)               4,249,463      6,786,000    1.6
                                        28,000     Enersis S.A. (ADR) (c)                       544,224        717,500    0.2
                                                                                           ------------   ------------  ------
                                                                                              6,288,687      9,031,000    2.2

                                                   Total Common Stocks in Chile              10,778,682     13,574,875    3.3


Denmark      Telecommunications        281,000     Tele Danmark A/S (ADR) (c)                 6,610,806      7,832,875    1.8

                                                   Total Common Stocks in Denmark             6,610,806      7,832,875    1.8


France       Utilities--Water           87,988     Compagnie Generale des Eaux S.A.           9,481,908      8,573,516    2.0
                                        40,000     Lyonnaise des Eaux S.A.                    3,989,365      3,836,584    0.9

                                                   Total Common Stocks in France             13,471,273     12,410,100    2.9


Germany      Utilities--Electric       200,000     VEBA AG                                    6,526,985      8,155,930    1.9

                                                   Total Common Stocks in Germany             6,526,985      8,155,930    1.9


Hong Kong    Utilities--Electric       902,700     China Light & Power Co., Ltd.              6,285,801      4,248,330    1.0
                                     1,552,000     Hong Kong Electric Holdings, Ltd.          3,897,526      5,207,178    1.2
                                                                                           ------------   ------------  ------
                                                                                             10,183,327      9,455,508    2.2

             Utilities--Gas          1,000,000     The Hong Kong & China Gas Co., Ltd.        1,627,410      1,635,550    0.4
                                       218,900     The Hong Kong & China Gas Co., Ltd.
                                                   (Warrants) (a)                                     0          6,396    0.0
                                                                                           ------------   ------------  ------
                                                                                              1,627,410      1,641,946    0.4

                                                   Total Common Stocks in Hong Kong          11,810,737     11,097,454    2.6


India        Utilities--Electric        49,500     CESC Ltd. (Units) (b)(d)                   2,640,330        594,000    0.1

                                                   Total Common Stocks in India               2,640,330        594,000    0.1


Indonesia    Telecommunications          5,500     PT Indonesian Satellite Corp.
                                                   (Indosat) (ADR) (c)                          176,275        188,375    0.0
                                        29,600     PT Telekomunikasi Indonesia
                                                   (Persero) (b)                                532,800        621,600    0.1

                                                   Total Common Stocks in Indonesia             709,075        809,975    0.1

Italy        Telecommunications      3,091,700     Societa Finanziara Telefonica S.p.A.
                                                   (STET)                                     5,780,442      6,078,262    1.4
                                     5,000,000     Telecom Italia Mobile S.p.A. (b)           3,090,118      8,064,012    1.9
                                     3,900,000     Telecom Italia S.p.A                       3,619,691      5,302,557    1.2
                                                                                           ------------   ------------  ------
                                                                                             12,490,251     19,444,831    4.5

             Utilities--Gas          1,786,300     Societa Italiana il Gas (Italgas)
                                                   P.A.                                       5,169,953      4,578,252    1.1

                                                   Total Common Stocks in Italy              17,660,204     24,023,083    5.6



SCHEDULE OF INVESTMENTS (continued)                                                                              (in US dollars)
                                        Shares                                                               Value    Percent of
COUNTRY      Industries                  Held               Common Stocks                       Cost       (Note 1a)  Net Assets
Korea        Utilities--Electric       199,200     Korea Electric Power Corp. (KEPCO)
                                                   (ADR) (c)                               $  4,008,900   $  4,855,500    1.1%

                                                   Total Common Stocks in Korea               4,008,900      4,855,500    1.1


Malaysia     Telecommunications      1,035,000     Telekom Malaysia BHD                       7,499,205      7,712,005    1.8

                                                   Total Common Stocks in Malaysia            7,499,205      7,712,005    1.8


Mexico       Telecommunications        105,000     Telefonos de Mexico, S.A. de C.V.
                                                   (ADR) (c)                                  5,594,445      3,465,000    0.8

                                                   Total Common Stocks in Mexico              5,594,445      3,465,000    0.8


New          Telecommunications        100,000     Telecom Corporation of New Zealand
Zealand                                            Ltd. (ADR) (c)                             3,935,303      6,700,000    1.6

                                                   Total Common Stocks in New Zealand         3,935,303      6,700,000    1.6


Philippines  Telecommunications        100,000     Philippine Long Distance Telephone
                                                   Co. (ADR) (c)                              4,311,241      5,600,000    1.3

             Utilities--Electric        57,000     Manila Electric Co. (MERALCO) 'B'            497,246        440,054    0.1

                                                   Total Common Stocks in the Philippines     4,808,487      6,040,054    1.4

Portugal     Telecommunications         30,900     Portugal Telecom, S.A. (ADR) (b) (c)         578,602        579,375    0.1

                                                   Total Common Stocks in Portugal              578,602        579,375    0.1


Spain        Telecommunications        537,300     Telefonica de Espana S.A.                  6,164,064      7,417,052    1.7
                                        32,000     Telefonica de Espana S.A. (ADR) (c)        1,275,584      1,328,000    0.3
                                                                                           ------------   ------------  ------
                                                                                              7,439,648      8,745,052    2.0

             Utilities--Electric       154,800     Empresa Nacional de Electricidad
                                                   S.A. (ADR) (c)                             5,123,952      8,359,200    1.9
                                        92,000     HidroElectrica Del Cantabrico S.A.         3,107,921      2,958,343    0.7
                                       808,500     Iberdrola I S.A.                           4,998,321      6,827,771    1.6
                                                                                           ------------   ------------  ------
                                                                                             13,230,194     18,145,314    4.2

                                                   Total Common Stocks in Spain              20,669,842     26,890,366    6.2


Thailand     Telecommunications         15,000   ++TelecomAsia Corporation Public Co.,
                                                   Ltd. PLC (ADR) (b) (c)                       328,050        435,000    0.1

             Utilities--Electric       332,000     Electricity Generating Company of
                                                   Thailand (EGCOMP) (b)                        296,433      1,135,268    0.3

                                                   Total Common Stocks in Thailand              624,483      1,570,268    0.4



SCHEDULE OF INVESTMENTS (continued)                                                                              (in US dollars)
                                         Face                                                                Value    Percent of
COUNTRY      Industries                 Amount         Fixed-income Securities                  Cost       (Note 1a)  Net Assets
United       Telecommunications        771,000     British Telecommunications PLC             5,385,185      4,442,468    1.0
Kingdom                                180,000     Vodafone Group PLC (ADR) (c)               5,355,931      6,502,500    1.5
                                                                                           ------------   ------------  ------
                                                                                             10,741,116     10,944,968    2.5

             Utilities--Electric        90,000     London Electricity PLC                     1,201,329      1,270,615    0.3
                                       445,000     PowerGen PLC                               3,253,482      3,643,500    0.9
                                                                                           ------------   ------------  ------
                                                                                              4,454,811      4,914,115    1.2

                                                   Total Common Stocks in the
                                                   United Kingdom                            15,195,927     15,859,083    3.7

United       Telecommunications         31,000     AT&T Corp.                                 1,749,485      2,046,000    0.5
States                                 146,800     Ameritech Corp.                            5,940,672      8,074,000    1.9
                                       138,700     Bell Atlantic Corp.                        7,358,558      8,738,100    2.0
                                       236,800     BellSouth Corp.                            6,828,233      9,205,600    2.1
                                       120,000     Frontier Corp.                             2,437,200      3,105,000    0.7
                                       235,700     GTE Corp.                                  8,322,438     10,046,713    2.3
                                       147,700     NYNEX Corp.                                6,204,823      7,329,613    1.7
                                       129,900     SBC Communications, Inc.                   4,873,568      7,014,600    1.6
                                       217,900     U S West, Inc.                             6,024,567      6,809,375    1.6
                                                                                           ------------   ------------  ------
                                                                                             49,739,544     62,369,001   14.4

             Utilities--Electric       289,500     Allegheny Power System, Inc.               7,707,195      8,033,625    1.9
                                       207,200     Boston Edison Co.                          5,530,724      5,775,700    1.3
                                       321,962     CINergy Corp.                              7,622,146      9,497,879    2.2
                                       218,200     Consolidated Edison Co. of New York        6,893,524      6,300,525    1.5
                                       138,900     Detroit Edison Co.                         4,670,083      4,531,613    1.1
                                       110,250     Dominion Resources, Inc.                   4,427,302      4,368,656    1.0
                                       193,000     Duke Power Co.                             7,776,207      8,660,875    2.0
                                       282,300     General Public Utilities Corp.             8,552,046      8,927,738    2.1
                                       145,100     Houston Industries, Inc.                   7,082,367      6,638,325    1.5
                                       244,800     NIPSCO Industries, Inc.                    6,616,371      9,057,600    2.1
                                       221,000     New York State Electric & Gas Corp.        7,952,312      5,746,000    1.3
                                       185,700     Northeast Utilities Co.                    4,974,996      4,433,588    1.0
                                       180,500     PECO Energy Co.                            5,532,539      5,234,500    1.2
                                       150,000     Pacific Gas and Electric Company           4,135,500      4,125,000    1.0
                                       323,000     PacifiCorp                                 6,465,176      6,338,875    1.5
                                       192,000     Public Service Co. of Colorado             5,832,890      6,624,000    1.5
                                       283,000     SCEcorp                                    6,379,546      4,421,875    1.0
                                       381,200     Southern Co.                               6,665,086      8,719,950    2.0
                                       177,300     Western Resources Co.                      5,664,717      5,873,062    1.4
                                                                                           ------------   ------------  ------
                                                                                            120,480,727    123,309,386   28.6

             Utilities--Gas            130,000     The Brooklyn Union Gas Co.                 3,371,550      3,672,500    0.9
                                       226,000     The Coastal Corp.                          6,038,593      7,514,500    1.8
                                        77,400     NICOR Inc.                                 2,066,760      1,964,025    0.5
                                       236,000     Questar Corp.                              6,554,436      7,640,500    1.8
                                       127,300     Sonat, Inc.                                3,309,934      4,105,425    1.0
                                                                                           ------------   ------------  ------
                                                                                             21,341,273     24,896,950    6.0

                                                   Total Common Stocks in the
                                                   United States                            191,561,544    210,575,337   49.0

                                                   Total Investments in Common
                                                   Stocks                                   355,412,984    396,934,195   92.4


                                     Face
                                    Amount            Fixed-Income Securities

Australia    Telecommunications  US$ 7,960,000   ++Telstra Corp., Ltd., 6.50% due
                                                   7/31/2003                                  8,115,578      8,059,500    1.9

                                                   Total Fixed-Income Securities in
                                                   Australia                                  8,115,578      8,059,500    1.9


Korea        Telecommunications      2,500,000     Korea Telecom, 7.40% due 12/01/1999        2,499,500      2,567,875    0.6

                                                   Total Fixed-Income Securities
                                                   in Korea                                   2,499,500      2,567,875    0.6


United       Telecommunications  US$ 3,500,000     Bell Cablemedia PLC, 11.95%* due
Kingdom                                            7/15/2004                               $  2,298,052   $  2,388,750    0.6%

                                                   Total Fixed-Income Securities in
                                                   the United Kingdom                         2,298,052      2,388,750    0.6


United       Telecommunications      4,000,000     Rochester Telephone Corp., 9.25%
States                                             due 6/01/2000                              4,111,200      4,496,360    1.0

             Utilities--Electric     4,000,000     Consumer Power Co., 8.875% due
                                                   11/15/1999                                 4,190,000      4,307,880    1.0


                                                   Total Fixed-Income Securities in
                                                   the United States                          8,301,200      8,804,240    2.0


                                                   Total Investments in Fixed-Income
                                                   Securities                                21,214,330     21,820,365    5.1


                                                          Short-Term Securities

             Repurchase              5,870,000     SBC Capital Markets, Inc., purchased
             Agreements**                          on 11/30/1995 to yield 5.875% to
                                                   12/01/1995                                 5,870,000      5,870,000    1.4

                                                   Total Investments in Short-Term
                                                   Securities                                 5,870,000      5,870,000    1.4


             Total Investments                                                             $382,497,314    424,624,560   98.9
                                                                                           ============
             Other Assets Less Liabilities                                                                   4,836,204    1.1
                                                                                                          ------------  ------
             Net Assets                                                                                   $429,460,764  100.0%
                                                                                                          ============  ======

            *Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
           **Repurchase Agreements are fully collateralized by US Government &
             Agency Obligations.
          (a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (b)Non-income producing security.
          (c)American Depositary Receipts (ADR).
          (d)Each unit consists of 5 Global Depositary Receipts and 2 warrants of CESC Ltd.
           ++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $15,477,000, representing 3.6% of net assets.


                                                       Acquisition                             Value
             Issue                                       Date(s)                 Cost        (Note 1a)
             Central Costanera S.A. (ADR)               12/17/1993           $   158,400    $   196,763
             Distribuidora Chilectra
             Metropolitana S.A. (ADR)             2/12/1992--12/21/1993        4,249,463      6,786,000
             TelecomAsia Corporation Public Co.,
             Ltd. PLC (ADR)                             11/15/1993               328,050        435,000
             Telstra Corp., Ltd., 6.50% due
             7/31/2003                             7/26/1993--9/29/1993        8,115,578      8,059,500

             Total                                                           $12,851,491    $15,477,263
                                                                             ===========    ===========


             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1995
Assets:             Investments, at value (identified cost--$382,497,314) (Note 1a)                         $424,624,560
                    Cash                                                                                         166,993
                    Receivables:
                      Securities sold                                                      $  7,926,367
                      Dividends                                                               1,840,579
                      Capital shares sold                                                       536,596
                      Interest                                                                  176,905       10,480,447
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                       1,741
                    Prepaid registration fees and other assets (Note 1f)                                          34,060
                                                                                                            ------------
                    Total assets                                                                             435,307,801
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                    4,135,500
                      Capital shares redeemed                                                   936,326
                      Distributor (Note 2)                                                      236,057
                      Investment adviser (Note 2)                                               211,379        5,519,262
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       327,775
                                                                                                            ------------
                    Total liabilities                                                                          5,847,037
                                                                                                            ------------


Net Assets:         Net assets                                                                              $429,460,764
                                                                                                            ============


Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                           $    331,251
                    Class B Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              2,829,130
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 15,391
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 11,189
                    Paid-in capital in excess of par                                                         374,374,685
                    Undistributed investment income--net                                                       2,009,685
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                         7,750,475
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         42,138,958
                                                                                                            ------------
                    Net assets                                                         .                    $429,460,764
                                                                                                            ============



Net Asset           Class A--Based on net assets of $44,775,143 and 3,312,507
Value:                       shares outstanding                                                             $      13.52
                                                                                                            ============
                    Class B--Based on net assets of $381,097,732 and 28,291,298
                             shares outstanding                                                             $      13.47
                                                                                                            ============
                    Class C--Based on net assets of $2,071,696 and 153,914 shares
                             outstanding                                                                    $      13.46
                                                                                                            ============
                    Class D--Based on net assets of $1,516,193 and 111,895 shares
                             outstanding                                                                    $      13.55
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended November 30, 1995
Investment          Dividends (net of $901,006 foreign withholding tax)                                     $ 18,994,083
Income              Interest and discount earned                                                               2,708,306
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                              21,702,389
                                                                                                            ------------


Expenses:           Account maintenance and distribution fees--Class B (Note 2)            $  3,117,918
                    Investment advisory fees (Note 2)                                         2,811,414
                    Transfer agent fees--Class B (Note 2)                                       759,831
                    Printing and shareholder reports                                            210,735
                    Custodian fees                                                              148,269
                    Professional fees                                                           119,939
                    Accounting services (Note 2)                                                101,177
                    Transfer agent fees--Class A (Note 2)                                        77,387
                    Registration fees (Note 1f)                                                  67,325
                    Directors' fees and expenses                                                 21,380
                    Amortization of organization expenses (Note 1f)                              20,893
                    Account maintenance and distribution fees--Class C (Note 2)                  12,735
                    Account maintenance fees--Class D (Note 2)                                    3,514
                    Transfer agent fees--Class C (Note 2)                                         2,910
                    Transfer agent fees--Class D (Note 2)                                         2,147
                    Pricing fees                                                                    863
                    Other                                                                        18,775
                                                                                           ------------
                    Total expenses                                                                             7,497,212
                                                                                                            ------------
                    Investment income--net                                                                    14,205,177
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                        9,070,206
(Loss) on             Foreign currency transactions--net                                        (30,993)       9,039,213
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       43,810,996
(Notes 1b, 1c,        Foreign currency transactions--net                                          8,387       43,819,383
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             52,858,596
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 67,063,773
                                                                                                            ============

                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                   November 30,
                    Increase (Decrease) in Net Assets:                                         1995             1994
Operations:         Investment income-- net                                                $ 14,205,177     $ 18,547,757
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                         9,039,213       (1,270,044)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   43,819,383      (52,883,601)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          67,063,773      (35,605,888)
                                                                                           ------------     ------------


Dividends &         Investment income--net:
Distributions to      Class A                                                                (1,952,696)      (2,661,239)
Shareholders          Class B                                                               (12,961,394)     (16,205,857)
(Note 1g):            Class C                                                                   (47,650)              --
                      Class D                                                                   (39,117)              --
                    Realized gain on investments--net:
                      Class A                                                                        --         (219,759)
                      Class B                                                                        --       (1,627,301)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (15,000,857)     (20,714,156)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                           (139,129,318)    (105,325,044)
(Note 4):                                                                                  ------------     ------------



Net Assets:         Total decrease in net assets                                            (87,066,402)    (161,645,088)
                    Beginning of year                                                       516,527,166      678,172,254
                                                                                           ------------     ------------
                    End of year*                                                           $429,460,764     $516,527,166
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                         $  2,009,685     $  2,733,344
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                 Class A
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in                                                  Dec. 28,
                    the financial statements.                                       For the Year               1990++ to
                                                                                 Ended November 30,             Nov. 30,
                    Increase (Decrease) in Net Asset Value:              1995      1994      1993      1992       1991
Per Share           Net asset value, beginning of period              $  12.08   $  13.22  $  11.23  $  10.67   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .51        .94       .40       .47        .49
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.42      (1.57)     2.01       .57        .56
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.93       (.63)     2.41      1.04       1.05
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.49)      (.47)     (.41)     (.48)      (.38)
                      Realized gain on investments--net                     --       (.04)     (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.49)      (.51)     (.42)     (.48)      (.38)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.52   $  12.08  $  13.22  $  11.23   $  10.67
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  16.34%     (4.89%)   21.80%    10.05%     10.83%+++
Return:**                                                             ========   ========  ========  ========   ========




Ratios to Average   Expenses                                              .91%       .86%      .82%     1.01%      1.28%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               3.73%      3.58%     3.57%     4.47%      5.57%*
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $ 44,775   $ 56,659  $ 81,718  $ 29,772   $ 20,579
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   2.92%     17.02%     8.92%    30.91%     20.51%
                                                                      ========   ========  ========  ========   ========



                                                                                                 Class B
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in                                                  Dec. 28,
                    the financial statements.                                       For the Year               1990++ to
                                                                                 Ended November 30,             Nov. 30,
                    Increase (Decrease) in Net Asset Value:              1995      1994      1993      1992       1991
Per Share           Net asset value, beginning of period              $  12.04   $  13.17  $  11.20  $  10.65   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .38        .74       .33       .39        .40
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.44      (1.46)     1.98       .57        .58
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.82       (.72)     2.31       .96        .98
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.39)      (.37)     (.33)     (.41)      (.33)
                      Realized gain on investments--net                     --       (.04)     (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.39)      (.41)     (.34)     (.41)      (.33)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.47   $  12.04  $  13.17  $  11.20   $  10.65
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  15.38%     (5.60%)   20.86%     9.20%     10.05%+++
Return:**                                                             ========   ========  ========  ========   ========



Ratios to Average   Expenses, excluding account maintenance and
Net Assets:         distribution fees                                     .93%       .88%      .84%     1.02%      1.29%*
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             1.68%      1.63%     1.59%     1.77%      2.04%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               2.95%      2.82%     2.81%     3.65%      4.78%*
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $381,098   $459,185  $596,455  $200,396   $ 90,966
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   2.92%     17.02%     8.92%    30.91%     20.51%
                                                                      ========   ========  ========  ========   ========


<CAPTIONS>

                                                                                   Class C               Class D
                                                                                        For the                For the
                    The following per share data and ratios have            For the     Period      For the     Period
                    been derived from information provided in                Year      Oct. 21,      Year      Oct. 21,
                    the financial statements.                                Ended    1994++ to      Ended    1994++ to
                                                                            Nov. 30,   Nov. 30,     Nov. 30,    Nov. 30,
                    Increase (Decrease) in Net Asset Value:                  1995        1994         1995       1994
Per Share           Net asset value, beginning of period                   $  12.05    $  12.34     $  12.09    $  12.37
Operating                                                                  --------    --------     --------    --------
Performance:        Investment income--net                                      .39         .01          .52         .02
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net         1.43        (.30)        1.40        (.30)
                                                                           --------    --------     --------    --------
                    Total from investment operations                           1.82        (.29)        1.92        (.28)
                                                                           --------    --------     --------    --------
                    Less dividends from investment income                      (.41)         --         (.46)         --
                                                                           --------    --------     --------    --------
                    Net asset value, end of period                         $  13.46    $  12.05     $  13.55    $  12.09
                                                                           ========    ========     ========    ========


Total Investment    Based on net asset value per share                       15.38%      (2.35%)+++   16.21%      (2.26%)+++
Return:**                                                                  ========    ========     ========    ========



Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                                      .93%       .80%*         .90%        .83%*
                                                                           ========    ========     ========    ========
                    Expenses                                                  1.73%      1.60%*        1.15%       1.08%*
                                                                           ========    ========     ========    ========
                    Investment income--net                                    2.85%      3.01%*        3.36%       3.25%*
                                                                           ========    ========     ========    ========


Supplemental        Net assets, end of period (in thousands)               $  2,072    $    445     $  1,516    $    239
Data:                                                                      ========    ========     ========    ========
                    Portfolio turnover                                        2.92%      17.02%        2.92%      17.02%
                                                                           ========    ========     ========    ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of Operations.


                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $72,021 have been reclassified from undistributed net realized capital gains to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the advisory fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account
                                        Maintenance    Distribution
                                            Fee            Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended November 30, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                                        MLFD         MLPF&S

Class A                                $  689        $ 8,294
Class D                                $1,975        $16,258


For the year ended November 30, 1995, MLPF&S received contingent deferred sales charges of $1,378,994 and $1,926, relating to transactions in Class B Shares and Class C Shares, respectively.

In addition, MLPF&S received $8,312 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1995.

For the year ended November 30, 1995, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $853 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for year ended November 30, 1995 were $13,412,525 and $148,578,586, respectively.

Net realized and unrealized gains (losses) as of November 30, 1995 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments              $9,070,206    $42,127,246
Foreign currency transactions         (30,993)        11,712
                                   ----------    -----------
Total                              $9,039,213    $42,138,958
                                   ==========    ===========


As of November 30, 1995 net unrealized appreciation for Federal income tax purposes aggregated $42,126,488, of which $59,061,081 related to appreciated securities and $16,934,593 related to depreciated securities. The aggregate cost of investments at November 30, 1995 for Federal income tax purposes was $382,498,072.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $139,129,318 and $105,325,044 for the years ended November 30, 1995 and November 30, 1994, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                           165,580  $   2,080,607
Shares issued to shareholders in
reinvestment of dividends             116,128      1,460,439
                                  -----------   ------------
Total issued                          281,708      3,541,046
Shares redeemed                    (1,658,669)   (20,944,113)
                                  -----------   ------------
Net decrease                       (1,376,961) $ (17,403,067)
                                  ===========  =============

Class A Shares for the Year                         Dollar
Ended November 30, 1994               Shares        Amount

Shares sold                         1,418,075  $  18,617,407
Shares issued to shareholders in
reinvestment of dividends and
distributions                         175,820      2,216,368
                                  -----------   ------------
Total issued                        1,593,895     20,833,775
Shares redeemed                    (3,085,387)   (39,503,880)
                                  -----------   ------------
Net decrease                       (1,491,492) $ (18,670,105)
                                  ===========  =============



Class B Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                         1,655,159  $  20,831,069
Shares issued to shareholders in
reinvestment of dividends             796,753      9,996,426
                                  -----------  -------------
Total issued                        2,451,912     30,827,495
Automatic conversion of shares        (10,704)      (138,527)
Shares redeemed                   (12,290,113)  (154,903,079)
                                  -----------  -------------
Net decrease                       (9,848,905) $(124,214,111)
                                  ===========  =============





Class B Shares for the Year                         Dollar
Ended November 30, 1994               Shares        Amount

Shares sold                         8,594,406  $ 112,616,998
Shares issued to shareholders in
reinvestment of dividends and
distributions                       1,125,104     14,149,052
                                  -----------  -------------
Total issued                        9,719,510    126,766,050
Shares redeemed                   (16,864,631)  (214,110,349)
                                  -----------  -------------
Net decrease                       (7,145,121) $ (87,344,299)
                                  ===========  =============

Class C Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                           259,375  $   3,186,034
Shares issued to shareholders in
reinvestment of dividends               3,375         43,016
                                  -----------  -------------
Total issued                          262,750      3,229,050
Shares redeemed                      (145,762)    (1,797,850)
                                  -----------  -------------
Net increase                          116,988  $   1,431,200
                                  ===========  =============



Class C Shares for the Period
October 21, 1994++ to                               Dollar
November 30, 1994                     Shares        Amount

Shares sold                            36,927  $     446,777
Shares redeemed                            (1)           (13)
                                  -----------  -------------
Net increase                           36,926  $     446,764
                                  ===========  =============

[FN]
++Commencement of Operations.



Class D Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                         2,762,874  $  34,867,068
Automatic conversion of shares          9,840        138,527
Shares issued to shareholders in
reinvestment of dividends               1,912         24,419
                                  -----------  -------------
Total issued                        2,774,626     35,030,014
Shares redeemed                    (2,682,472)   (33,973,354)
                                  -----------  -------------
Net increase                           92,154  $   1,056,660
                                  ===========  =============



Class D Shares for the Period
October 21, 1994++ to                               Dollar
November 30, 1994                     Shares        Amount

Shares sold                            35,477  $     437,644
Shares redeemed                       (15,736)      (195,048)
                                  -----------  -------------
Net increase                           19,741  $     242,596
                                  ===========  =============

[FN]
++Commencement of Operations.

5. Subsequent Event:
On December 15, 1995, the Fund's Board of Directors declared an ordinary income dividend in the amount of $0.117234 per Class A Share, $0.090243 per Class B Share, $0.090524 per Class C Share, $0.109174 per Class D Share, and a long-term capital gains distribution of $0.244739 per share for each of the four classes, payable on December 22, 1995 to shareholders on record as of December 14, 1995.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Utility Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Utility Fund, Inc. as of November 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period December 28, 1990 (commencement of operations) to November 30, 1991. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Utility Fund, Inc. as of November 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 5, 1996
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary income distributions paid quarterly by Merrill Lynch Global Utility Fund, Inc. during its taxable year ended November 30, 1995, 85.15% qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributed by the Fund during the year.

Please retain this information for your records.




PORTFOLIO INFORMATION (unaudited)

Worldwide
Investments as of
11/30/95

Top Ten Holdings                                Percent of
(Equity Investments)                            Net Assets

GTE Corp.                                          2.3%
CINergy Corp.                                      2.2
BellSouth Corp.                                    2.1
NIPSCO Industries, Inc.                            2.1
General Public Utilities Corp.                     2.1
Bell Atlantic Corp.                                2.0
Southern Co.                                       2.0
Duke Power Co.                                     2.0
Compagnie Generale des Eaux                        2.0
Empresa Nacional de Electricidad S.A. (ADR) (b)    1.9

 Additions

 AT&T Corp.
 London Electricity PLC
 PT Telekomunikasi Indonesia (Persero)
 Pacific Gas and Electric Company
 Telefonica de Espana S.A. (ADR)
*US West Media Group, Inc.



 Deletions

 Central & SouthWest Corp.
 Companhia Energetica de Minas Gerais (CEMIG) (ADR)
 Electricity Generating Company of Thailand
  (EGCOMP) (Rights)
*US West Media Group, Inc.


[FN]
*Added and deleted in the same quarter.